News Release		Exhibit 99.1

Contact:	Corporate Communications
Houston:	713.324.5080
Email:	corpcomm@coair.com
News archive:	continental.com/company/news/	Address:	P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS APRIL 2009
OPERATIONAL PERFORMANCE

HOUSTON, May 1, 2009 – Continental Airlines (NYSE: CAL) today reported an April consolidated (mainline plus regional) load factor of 82.3 percent, 2.9 points above the April 2008 consolidated load factor.  The carrier reported a mainline load factor of 83.1 percent, 3.5 points above the April 2008 mainline load factor, and a domestic mainline April load factor of 86.4 percent, 2.6 points above the April 2008 domestic mainline load factor.  In addition, the airline had an international mainline load factor of 80.1 percent, 4.6 points above April 2008.  All except the consolidated load factor were records for April.
During the month, Continental recorded a U.S. Department of Transportation (DOT) on-time arrival rate of 72.0 percent and a mainline segment completion factor of 99.4 percent.
In April 2009, Continental flew 7.6 billion consolidated revenue passenger miles (RPMs) and 9.2 billion consolidated available seat miles (ASMs), resulting in a consolidated traffic decrease of 3.4 percent and a capacity decrease of 6.8 percent as compared to April 2008. In April 2009, Continental flew 6.8 billion mainline RPMs and 8.2 billion mainline ASMs, resulting in a mainline traffic decrease of 2.3 percent and a mainline capacity decrease of 6.3 percent as compared to April 2008. Domestic mainline traffic was 3.4 billion RPMs in April 2009, down 7.5 percent from April 2008, and domestic mainline capacity was 3.9 billion ASMs, down 10.2 percent from April 2008.
For April 2009, consolidated passenger revenue per available seat mile (RASM) is estimated to have decreased between 12.5 and 13.5 percent compared to April 2008, while mainline passenger RASM is estimated to have decreased between 10.5 and 11.5 percent compared to April 2008.
For March 2009, consolidated passenger RASM decreased 19.6 percent compared to March 2008, while mainline passenger RASM decreased 18.8 percent compared to March 2008.
Continental’s regional operations had an April load factor of 76.4 percent, 1.4 points below the April 2008 regional load factor. Regional RPMs were 776.6 million and regional ASMs were 1,016.4 million in April 2009, resulting in a traffic decrease of 12.3 percent and a capacity decrease of 10.7 percent versus April 2008.
Continental Airlines is the world’s fifth largest airline.  Continental, together with Continental Express and Continental Connection, has more than 2,750 daily departures throughout the Americas, Europe and Asia, serving 133 domestic and 132 international destinations. More than 750 additional points are served via current alliance partners.  With more than 43,000 employees, Continental has hubs serving New York, Houston, Cleveland and Guam, and together with its regional partners, carries approximately 67 million passengers per year.
Celebrating its 75th anniversary this year, Continental consistently earns awards and critical acclaim for both its operation and its corporate culture.  For the sixth consecutive year, FORTUNE magazine named Continental the No. 1 World’s Most Admired Airline on its 2009 list of World’s Most Admired Companies. For more company information, go to continental.com.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company’s current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company’s 2008 Form 10-K and its other securities filings, including any amendments thereto, which identify important matters such as the significant volatility in the cost of aircraft fuel, its transition to a new global alliance, the consequences of its high leverage and other significant capital commitments, its high labor and pension costs, delays in scheduled aircraft deliveries, service interruptions at one of its hub airports, disruptions to the operations of its regional operators, disruptions in its computer systems, and industry conditions, including the recession in the U.S. and global economies, the airline pricing environment, terrorist attacks, regulatory matters, excessive taxation, industry consolidation, the availability and cost of insurance, public health threats and the seasonal nature of the airline business. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release, except as required by applicable law.

PRELIMINARY TRAFFIC RESULTS
APRIL	2009	2008	Change
REVENUE PASSENGER MILES (000)
Domestic	3,365,954	3,638,483	-7.5	Percent

International	3,424,272	3,311,310	3.4	Percent
Transatlantic	1,742,205	1,769,106	-1.5	Percent
Latin America	1,051,546	1,016,775	3.4	Percent
Pacific	630,521	525,429	20.0	Percent

Mainline	6,790,226	6,949,793	-2.3	Percent
Regional	776,635	885,629	-12.3	Percent
Consolidated	7,566,861	7,835,422	-3.4	Percent
AVAILABLE SEAT MILES (000)
Domestic	3,896,376	4,340,552	-10.2	Percent

International	4,275,932	4,385,149	-2.5	Percent
Transatlantic	2,114,448	2,348,980	-10.0	Percent
Latin America	1,305,467	1,288,383	1.3	Percent
Pacific	856,017	747,786	14.5	Percent

Mainline	8,172,308	8,725,701	-6.3	Percent
Regional	1,016,369	1,137,914	-10.7	Percent
Consolidated	9,188,677	9,863,615	-6.8	Percent
PASSENGER LOAD FACTOR
Domestic	86.4 Percent	83.8 Percent	2.6	Points

International	80.1 Percent	75.5 Percent	4.6	Points
Transatlantic	82.4 Percent	75.3 Percent	7.1	Points
Latin America	80.5 Percent	78.9 Percent	1.6	Points
Pacific	73.7 Percent	70.3 Percent	3.4	Points

Mainline	83.1 Percent	79.6 Percent	3.5	Points
Regional	76.4 Percent	77.8 Percent	-1.4	Points
Consolidated	82.3 Percent	79.4 Percent	2.9	Points
ONBOARD PASSENGERS
Mainline	3,967,048	4,212,499	-5.8	Percent
Regional	1,443,181	1,609,997	-10.4	Percent
Consolidated	5,410,229	5,822,496	-7.1	Percent
CARGO REVENUE TON MILES (000)
Total	72,607	90,427	-19.7	Percent

PRELIMINARY TRAFFIC RESULTS
YEAR-TO-DATE	2009	2008	Change
REVENUE PASSENGER MILES (000)
Domestic	12,275,274	14,067,250	-12.7	Percent

International	12,204,531	12,805,637	-4.7	Percent
Transatlantic	5,782,838	6,246,117	-7.4	Percent
Latin America	4,157,305	4,199,434	-1.0	Percent
Pacific	2,264,388	2,360,086	-4.1	Percent

Mainline	24,479,805	26,872,887	-8.9	Percent
Regional	2,876,432	3,242,407	-11.3	Percent
Consolidated	27,356,237	30,115,294	-9.2	Percent
AVAILABLE SEAT MILES (000)
Domestic	15,072,932	17,066,631	-11.7	Percent

International	16,451,340	16,936,949	-2.9	Percent
Transatlantic	8,139,193	8,557,602	-4.9	Percent
Latin America	5,239,458	5,163,588	1.5	Percent
Pacific	3,072,689	3,215,759	-4.4	Percent

Mainline	31,524,272	34,003,580	-7.3	Percent
Regional	3,987,345	4,235,522	-5.9	Percent
Consolidated	35,511,617	38,239,102	-7.1	Percent
PASSENGER LOAD FACTOR
Domestic	81.4 Percent	82.4 Percent	-1.0	Point

International	74.2 Percent	75.6 Percent	-1.4	Points
Transatlantic	71.0 Percent	73.0 Percent	-2.0	Points
Latin America	79.3 Percent	81.3 Percent	-2.0	Points
Pacific	73.7 Percent	73.4 Percent	0.3	Points

Mainline	77.7 Percent	79.0 Percent	-1.3	Points
Regional	72.1 Percent	76.6 Percent	-4.5	Points
Consolidated	77.0 Percent	78.8 Percent	-1.8	Points
ONBOARD PASSENGERS
Mainline	14,528,741	16,408,875	-11.5	Percent
Regional	5,289,352	5,852,639	-9.6	Percent
Consolidated	19,818,093	22,261,514	-11.0	Percent
CARGO REVENUE TON MILES (000)
Total	273,020	351,700	-22.4	Percent

PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
APRIL	2009	2008	Change
On-Time Performance [1]	72.0%	76.5%	(4.5)	Points
Completion Factor [2]	99.4%	99.7%	(0.3)	Points
March 2009 year-over-year consolidated RASM change			(19.6)	Percent
March 2009 year-over-year mainline RASM change			(18.8)	Percent
April 2009 estimated year-over-year consolidated RASM change			(12.5) - (13.5)	Percent
April 2009 estimated year-over-year mainline RASM change			(10.5) - (11.5)	Percent
April 2009 estimated average price per gallon of fuel, including fuel taxes			2.06	Dollars
Second Quarter 2009 estimated average price per gallon of fuel, including fuel taxes			2.11	Dollars

[1] Department of Transportation Arrivals within 14 minutes
[2] Mainline Segment Completion Percentage

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